LEGG MASON PARTNERS EQUITY TRUST

SUPPLEMENT DATED JULY 7, 2010 TO THE

PROSPECTUS DATED FEBRUARY 26, 2010 OF

LEGG MASON CLEARBRIDGE APPRECIATION FUND

The following text replaces the first paragraph of the section of the fund’s prospectus titled “More on fund management—Management fee”:

The fund has a management fee schedule that reduces the management fee rate as assets increase as follows: 0.75% on assets up to and including $250 million; 0.70% on assets over $250 million and up to and including $500 million; 0.65% on assets over $500 million and up to and including $1 billion; 0.60% on assets over $1 billion and up to and including $2 billion; 0.55% on assets over $2 billion and up to and including $3 billion; and 0.50% on assets over $3 billion.

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